REQUEST FOR WAIVER OF RIGHT TO EXERCISE OPTIONS

TO:	[Name of Option Holder] (“Option Holder”)
[Address of Option Holder]

FROM:	CRAILAR TECHNOLOGIES INC. (“Crailar”).
Suite 305, 4420 Chatterton Way, Victoria, British Columbia, Canada, V8X 5J2

DATE:	July 29, 2014

This Request for Waiver of Right to Exercise Options (this “Request for Waiver”) is being provided by Crailar to you, a holder of the following options to purchase common shares of Crailar (the “Options”):

Issue Date	Number of Options	Exercise Price	Expiration Date
[Month/Date/Year]	[#]	[US$] [CDN$] [XX]	[Month/Date/Year]
[Month/Date/Year]	[#]	[US$] [CDN$] [XX]	[Month/Date/Year]

Crailar filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”) on April 25, 2014 (as amended on Form S-1/A (Amendment No. 1) filed with the SEC on July 7, 2014, and as may be further amended, the “Registration Statement”), pursuant to which Crailar proposes to issue units (consisting of shares and warrants) in a registered offering (the “Offering”). In order to ensure that Crailar has sufficient authorized share capital available at the time of closing (“Closing Time”) of the Offering, Crailar has provided this Request for Waiver to you.

By signing below, you agree to waive your right to exercise the Options, as follows:

1. In the event that Crailar completes the Offering, you hereby agree, effective as of the Closing Time, to waive your right to exercise the Options (on a pro rata basis based on the number of shares Crailar requires to have sufficient authorized share capital to issue the securities purchased in such Offering, including the shares underlying the units and the shares issuable upon exercise of the warrants issued as part of the units) until such time as Crailar has increased its authorized share capital or otherwise has sufficient authorized share capital to issue shares to you and all other holders of convertible or exercisable securities, including all other option holders who provide such a waiver to Crailar.

2. For the avoidance of doubt, such waiver will have no force or effect until the Closing Time and Crailar requires such waiver to have sufficient authorized sha are capital to issue the securities purchased in the Offering, including any shares issuable upon exercise of such securities.

CRAILAR TECHNOLOGIES INC.

By: ___________________________
Name:
Title:

Acknowledged and Agreed:

OPTION HOLDER

By: _________________________
Name:
Date:

__________